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                                                                   Exhibit 10.17



                BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT


                  This BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is made and entered into as of February 5, 1997, by and between ANCHOR GLASS CONTAINER CORPORATION, a Delaware corporation ("Assignor") and ANCHOR GLASS ACQUISITION CORPORATION, a Delaware corporation ("Assignee").

                                   WITNESSETH:

                  WHEREAS, Assignor has entered into an Asset Purchase Agreement with Consumers Packaging Inc. ("Consumers") and Owens-Brockway Glass Container Inc. ("OI"), dated as of December 18, 1996 (the "Asset Purchase Agreement") with respect to the sale by Assignor to Consumers and OI of substantially all of the assets of Assignor on the terms and conditions specified in the Asset Purchase Agreement (Capitalized terms used herein but not otherwise defined herein shall have the meanings given them in the Asset Purchase Agreement);

                  WHEREAS, as contemplated by the Asset Purchase Agreement, pursuant to an Assignment and Assumption Agreement dated February 5, 1997, Consumers has assigned all of its rights under the Asset Purchase Agreement to Assignee and has caused Assignee to assume all of the liabilities and obligations of Consumers under the Asset Purchase Agreement; and

                  WHEREAS, Assignor desires to sell, assign and transfer to Assignee, and Assignee desires to purchase from Assignor, all of Assignor's right, title and interest in and to the Purchased Assets (other than the OI Assets) and Assignee agrees to assume the Assumed Liabilities (other than the OI Assumed Liabilities);

                  NOW, THEREFORE, for and in consideration of the sale of the Purchased Assets (other than the OI Assets) by Assignor to Assignee, the assumption of the Assumed Liabilities (other than the OI Assumed Liabilities) by Assignee and the receipt by Assignor of the Estimated Purchase Price and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Assignor and Assignee hereby agree as follows:

                  1. Assignment. Assignor hereby grants, bargains, sells, assigns, transfers, conveys, sets over and delivers to Assignee, all of its right, title and interest in the Purchased Assets (other than the OI Assets) pursuant to, and upon the terms set forth in, the Asset Purchase Agreement.

                  TO HAVE AND TO HOLD all such Purchased Assets (other than the OI Assets) hereby sold and transferred to Assignee forever.


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                  IN WITNESS WHEREOF, each party has caused this Agreement to be executed by its duly authorized representative as of the date first written above.

                                            ANCHOR GLASS CONTAINER CORPORATION



                                            By: /s/  Carl H. Young, III
                                               ---------------------------------
                                               Name:  Carl H. Young, III
                                               Title:  Vice President


                                            ANCHOR GLASS ACQUISITION CORPORATION



                                            By: /s/  John J. Ghaznavi
                                               ---------------------------------
                                               Name:
                                               Title:


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